UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 12, 2011

ARKANOVA ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51612
(Commission File Number)

68-0542002
(IRS Employer Identification No.)

305 Camp Craft Road, Suite 525, Austin, TX  78746
(Address of principal executive offices and Zip Code)

512.222.0975
(Registrant's telephone number, including area code)

2441 High Timbers Drive, Suite 120 The Woodlands, Texas  77380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

A News Release dated August 12, 2011 is furnished herewith.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1           News Release dated August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANOVA ENERGY CORPORATION

/s/ Reginald Denny
Reginald Denny
Chief Financial Officer

Date:  August 12, 2011